Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25Z

TWENTY-SEVENTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Twenty-seventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.    CSG agrees to provide and Customer desires to use CSG's Mass Change Platform ("MCP") in accordance with the terms of this Amendment.  CSG and Customer agree that CSG will (i) provide a limited implementation into all Customer Pre-Release and Customer Test Environment Region ("CTER") SPAs for a trial period of ************ (**) **** (the “Trial Period”) and (ii) a Customer training period of *** (*) ****.  Prior to expiration of the Trial Period, Customer shall provide written notice (email shall constitute written notice) to CSG of either (i) its acceptance of MCP for post-trial full implementation into all Customer Production SPAs, Production Test/Training SPA ********* and Customer Pre-Release SPAs ********* and ********* ("Post-trial Implementation") or (ii) discontinuance of MCP and removal of Customer's access to MCP.  Customer will *** ** ******* *** **** ** ******** ******** ****** ****** ** ************** ***** ** *** ********** ** *** ***** *******

2.    Upon Customer's acceptance of Post-trial Implementation, the Agreement is hereby amended by adding MCP to Schedule C, "Recurring Services" as follows:

(a)  Schedule C, “Recurring Services” is amended to add the following to the list of Services:

Mass Change Platform ("MCP")……………………………………………….Exhibit C-8

(b)  Additionally, Schedule C, "Recurring Services," of the Agreement is further amended by adding MCP to "Recurring Services Description" as follows:

Mass Change Platform (MCP).  Mass Change Platform ("MCP") is an application that provides Customer the flexibility to enter, schedule, submit, execute, and monitor requests for mass changes to fields that are normally editable in the "house" and "order objects" files of CCS®. Customer also can create, complete, or cancel orders to add, remove, or update codes, including provisionable billing codes.  Customer also can create mass changes to apply miscellaneous adjustments or update account attributes on selected accounts.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

3.    As a result, Schedule F, “Fees”, “CSG Services,” Section I. entitled “Processing,” shall be amended to add a new subsection J. entitled “Mass Change Platform ("MCP")” as follows:

CSG Services

I.  Processing

J.  Mass Change Platform ("MCP") (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1.Mass Change Platform ("MCP")
a)Implementation Fee and Training during Trial Period	********	$****
b)Access Fee - all Customer sysprins	********	$*********

Note 1: Includes CSG Smartlink® BOS ("SLBOS") transactions resulting from mass changes executed via MCP during ******** ***** (******* Central time).  Fees or consumption or purchased capacity for SLBOS transactions resulting from mass changes executed via MCP, including the Trial Period, during **** ***** (*** ** *** (Central time) will be assessed per the terms of the Agreement; i.e., Customer will be charged contracted SLBOS rates for transactions during peak hours or will have such transaction volumes consume contracted SLBOS capacities.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Joseph P. Murray	By: /s/ Michael J. Henderson
Title: VP Billing	Title: EVP Sales & Marketing
Name: Joseph P. Murray	Name: Michael J. Henderson
Date: 5/10/12	Date: 5/10/12